SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOURCE CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

SOURCE CAPITAL, INC. 235 West Galena Street Milwaukee, Wisconsin 53212

IMPORTANT NOTICE

PLEASE HELP BY RESPONDING TODAY

Dear Shareholder,

We need your help. The Annual Meeting of Shareholders of Source Capital Fund, Inc., was adjourned until June 26, 2024 to provide shareholders who have not yet cast their proxy vote, more time to do so.

The Board of Directors recommends that shareholders vote “FOR” the proposals.

Please help us by voting today.

It is critical that we receive your response so that we may proceed with the important business of the Fund. For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf. If you have any proxy-related questions or would like to cast your proxy vote by phone, please call 1-866-751-6311 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,

J. Richard Atwood

Director of Source Capital, Inc.

HERE ARE FOUR CONVENIENT PROXY VOTING METHODS:

1.	Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-866-751-6311. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.	Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

NOBO/Registered

SOURCE CAPITAL, INC. 235 West Galena Street Milwaukee, Wisconsin 53212

IMPORTANT NOTICE

PLEASE HELP BY RESPONDING TODAY

Dear Shareholder,

We need your help. The Annual Meeting of Shareholders of Source Capital Fund, Inc., was adjourned until June 26, 2024 to provide shareholders who have not yet cast their proxy vote, more time to do so.

The Board of Directors recommends that shareholders vote “FOR” the proposals.

Please help us by voting today.

It is critical that we receive your response so that we may proceed with the important business of the Fund. For more information, please refer to the proxy statement, which can be found at vote.proxyonline.com/fpa/docs/sourcecapital2024.pdf. If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-866-751-6311 extension 112 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time. We very much appreciate your attention to this matter.

Sincerely,

J. Richard Atwood

Director of Source Capital, Inc.

HERE ARE THREE CONVENIENT PROXY VOTING METHODS:

1.	Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.	Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3.	Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

OBO